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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                 June 7, 2002
                              ------------------
                       (Date of earliest event reported)

                          BETHLEHEM STEEL CORPORATION
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

               Delaware                  1-1941          24-0526133
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   (State or other jurisdiction of    (Commission    (I.R.S. Employer
    incorporation)                    File Number)   Identification No.)

1170 Eighth Avenue
Bethlehem, Pennsylvania                                          18016-7699
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code: (610) 694-2424
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Item 5.  Other Events

         On June 7, 2002, Bethlehem Steel Corporation issued a press release concerning its trading suspension from the New York Stock Exchange, Inc. prior to the market opening on Wednesday, June 12. The press release is attached as an Exhibit to this Form 8-K.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.       Exhibit

99.1              Press release of Bethlehem Steel Corporation dated
                  June 7, 2002.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BETHLEHEM STEEL CORPORATION
                                                (Registrant)

                                         by:  /s/ L. A. Arnett
                                              ---------------------------
                                              L. A. Arnett
                                              Vice President and Controller
                                              (principal accounting officer)

Date:  June 10, 2002




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                             INDEX TO EXHIBITS


Exhibit No.        Exhibit

99.1               Press release of Bethlehem Steel Corporation dated
                   June 7, 2002.





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                                                        Exhibit 99.1

FOR IMMEDIATE RELEASE


        BETHLEHEM STEEL EXPECTS TO BE QUOTED ON THE OTC BULLETIN BOARD
                AFTER NEW YORK STOCK EXCHANGE SUSPENDS TRADING


         BETHLEHEM, Pa., Friday, June 7, 2002 - Bethlehem Steel Corporation (NYSE:BS) announced today that prior to the market opening on Wednesday, June 12, 2002, the New York Stock Exchange, Inc.(NYSE) will suspend trading of the Corporation's common stock, $5.00 cumulative convertible preferred stock, $2.50 cumulative convertible preferred stock and 8.45% debentures due March 1, 2005.

         The NYSE will thereafter commence proceedings with the Securities and Exchange Commission to delist the issues. The NYSE reached its decision because Bethlehem has been unable to comply with the NYSE's continued listing standard requiring an average closing share price of not less than $1 per share over a consecutive 30 trading day period.

         Bethlehem expects that its common and preferred stock will be quoted on the OTC (over-the-counter) Bulletin Board ("OTCBB") beginning on June 12, 2002 under new ticker symbols. The OTCBB is a regulated quotation service that displays real-time quotes, last-sale prices and volume information in OTC equity securities. Additional information about the OTCBB may be found at www.otcbb.com. In addition, Bethlehem expects that its debentures will be quoted on the National Quotation Service's "Yellow Sheets," a centralized quotation service that collects and publishes market maker quotes for OTC debt. Additional information regarding the "Yellow Sheets" may be found at www.pinksheets.com. Bethlehem intends to issue a press release when its new ticker symbols have been assigned. Investors should be aware that trading in Bethlehem's equity and debt issues through market makers and quotation on the OTCBB and the











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"Yellow Sheets" may involve risk, such as trades not being executed as quickly as when the issues were listed on the NYSE.

         Robert "Steve" Miller, Jr., Chairman and Chief Executive Officer of Bethlehem said, "We are working with the NYSE to facilitate a smooth transition to the OTCBB and the 'Yellow Sheets,' and do not expect the change in trading venue to affect our current operations or financial performance. We continue to vigorously pursue strategic alternatives in developing a chapter 11 plan of reorganization to assure that our excellent steel facilities that are capable of producing high-quality, low-cost products remain a key part of the North American steel industry. In addition, we expect to maintain adequate liquidity through this year and into next as our business outlook and the steel market conditions continue to improve."

         Bethlehem Steel Corporation is the second largest integrated steel producer in the United States. On October 15, 2001, Bethlehem and certain of its subsidiaries filed voluntary petitions for chapter 11 bankruptcy protection in the United States Bankruptcy Court for the Southern District of New York (Case Nos. 01-15288 (BRL) through 01-15302 (BRL) and 01-15308 (BRL) through 01-15315 (BRL)).

FORWARD-LOOKING STATEMENTS:

         Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated in forward-looking statements due to a number of factors, including changes arising from our chapter 11 filing. Due to material uncertainties, it is not possible to predict the length of time we will operate under chapter 11 protection, the outcome of the proceedings in general, whether we will continue to operate under our current organizational structure, whether there will be a major steel industry consolidation effort, the effect of the chapter 11 cases on Bethlehem's businesses, including customer and supplier reactions and the interests of various creditors and security holders. Additional factors that may affect our business and financial results are changes in customer spending patterns, supplier choices and demand for steel products; the effect of planned and unplanned outages on our operations; the potential impact of strikes or work stoppages at facilities of our customers and suppliers; the sensitivity of our results to relatively small changes in the prices we obtain for our products; intense











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competition due to excess global steel capacity, low-cost electric furnace facilities, imports (especially unfairly-traded imports) and substitute materials; the consolidation of many of our customers and suppliers; the high capital requirements associated with integrated steel facilities; the significant costs associated with environmental controls and remediation expenditures and the uncertainty of future environmental control requirements; availability, prices and terms associated with raw materials, supplies, utilities and other services and items required by Bethlehem's operations; employment matters, including costs and uncertainties associated with our collective bargaining agreements, and employee postretirement obligations; the effect of possible future closure or exit of businesses; our highly leveraged capital structure and our ability to obtain new capital at reasonable costs and terms; financial difficulties encountered by joint venture partners; and the effect of existing and possible future lawsuits against us. The forward-looking statements included in this document are based on information available to us as of the date of this release, and we assume no obligation to update any of these statements.